Exhibit 10.1

DRILLING SERVICES AGREEMENT

THIS DRILLING SERVICES AGREEMENT (“Agreement”), is made and entered into this 10th day of November 2006 by and between Apollo Drilling Company, a corporation organized and existing under the laws of the state of Delaware, (Contractor), and Mex Tex Operating Company (“Operator”), a corporation organized and existing under the laws of the state of Texas.

WHEREAS, Operator is engaged in the business of drilling exploratory and development oil and gas wells in Edwards, Sutton and Kimble County; and

WHEREAS, Contractor is in the business of providing drilling services, ancillary equipment a rolling stock associated with the exploration and development of oil and gas wells;

NOW, THEREFORE, in consideration of the mutual promises, conditions, terms and agreements contained in this Agreement, the sufficiency of which is hereby acknowledged, the parties hereto mutually agree as set forth below:

1.             AGREEMENT

a.                                       Operator agrees to contract Contractor’s drilling and workover equipment as described and at the rates and terms set forth in Exhibit A.  In addition Operator agrees to lease certain ancillary equipment and rolling stock from Contractor in accordance with the rates and terms set forth in Exhibit B hereto. From time to time the Operator and Contractor will enter into contracts for certain equipment or services and such contracts will become Exhibits to the Agreement. These Exhibits are otherwise referred to herein as a “Contract”.

b.                                      In the event of a conflict between the Agreement and an Exhibit/Contract to the Agreement, the provisions of the Agreement shall govern.

e.                                       This Agreement and any Exhibit/Contract thereof shall constitute the entire agreement between the parties with respect to any drilling services and shall supersede any and all prior or contemporaneous agreements or understandings, whether oral or written, between Contractor and Operator.

2.             TERM OF THE AGREEMENT

a.                                       This Agreement shall become effective upon execution by a duly authorized representative of each party and shall remain in full force and effect for two (2) years and for additional one year terms thereafter until canceled by either party by giving the other party twelve (12) months written notice of termination in accordance with this Agreement.

3.             PERFORMANCE OF THE WORK

a.                                       All work shall be performed in a good and workmanlike manner in strict conformity with the terms, conditions, specifications and requirements contained in the Agreement and related Exhibits.

4.                                      INDEPENDENT CONTRACTOR RELATIONSHIP

a.                                       Contractor is and shall be at all times an independent contractor.  Contractor shall have the right to control the manner in which the Work is performed.

b.                                      Neither Contractor nor anyone employed by Contractor shall be deemed for any purpose to be an employee, agent, servant or representative of Operator.

c.               Operator shall have no power or authority to direct, supervise or control Contractor with respect to the means, manner or method of performance of the Work or services performed or rendered hereunder, and Contractor, in the exercise of his independent employment and as an independent contractor, shall select the means, manner and method of performance thereof.  Contractor is responsible to Operator only for the results to be obtained.

5.             EQUIPMENT, MATERIALS AND SUPPLIES PROVIDED BY CONTRACTOR

a.                                       Contractor shall furnish, operate and maintain at its own risk, cost and expense, all equipment, supplies and materials specified in the Contract or which may be necessary to perform the Work.  CONTRACTOR SHALL BE AT ALL TIMES LIABLE AND RESPONSIBLE FOR AND AGREES TO DEFEND, INDEMNIFY AND RELEASE OPERATOR FOR DAMAGE TO OR DESTRUCTION OF CONTRACTOR’S EQUIPMENT AND MATERIALS, REGARDLESS OF HOW SUCH DAMAGE OR DESTRUCTION OCCURS.

6.             COMPENSATION, INVOICING AND PAYMENTS

a.                                       Contractor shall be compensated as provided in the Contract, provided that Contractor shall have satisfied Operator that there are no liens or claims on or against Operator or its property by reason of the operations of Contractor.

b.                                      Within 15 days after the end of each calendar month, Contractor shall send to the office of Operator an invoice or invoices covering charges under any Contract for the previous calendar month.  Invoicing may be on a job basis in lieu of monthly invoicing.  All invoices must be submitted within 90 days of the date the supply or service was provided.

c.                                       Within 10 days of receipt of each properly submitted invoice at said office, Operator shall pay, or cause to be paid, the approved amount of Contractor’s invoice.

d.              Should Contractor purchase any equipment, machinery, materials or supplies at Operator’s request under the terms of any Contract, Operator agrees to pay Contractor the actual cost of such items.  Contractor agrees to furnish Operator with copies of the supplier’s, vendor’s or other third party’s invoices covering such items.

e.               Contractor may from time to time receive payment directly from the well owners in an amount equal to not less than 30% of the proposed AFE for a particular well and will issue a credit memo to Operator for such paid amounts.

7.             INSURANCE

a.                                       As a separate and independent obligation and without limiting the indemnity obligation of Contractor or its insurers, at any and all times during the term of the Agreement, Contractor shall, at Contractor’s sole expense, carry insurance for the types of insurance and in minimum amounts as follows:

i.                                          Workers’ Compensation Insurance in full compliance with all applicable State and Federal laws and regulations, and, including Occupational Disease coverage in accordance with the laws in the jurisdiction(s) in which the Work is performed, in which the employee is hired, and in which the employee resides.

ii.                                       Employers’ Liability Insurance with limits of not less than $1,000,000 per occurrence covering injury or death to any employee.

iii.                                    Comprehensive General Liability Insurance on an occurrence basis, including contractual liability and products liability/completed operations coverage, including without limitation insurance for the indemnity agreements set forth in the Agreement, with limits of not less than $1,000,000 applicable to bodily injury, sickness or death in any one occurrence and $1,000,000 for loss of or damage to property in any one occurrence.  If the performance of the Work requires the use of Watercraft, Contractor shall require its insurer to delete any Watercraft exclusion to the policy.

iv.                                   Automobile Liability Insurance covering owned, non-owned, hired and all vehicles used by Contractor, with limits of not less than $1,000,000 applicable to bodily injury and $1,000,000 for loss of or damage to property in any one occurrence.

v.                                      Excess Liability Insurance over that required in Paragraphs 9(a) (i), (ii), (iii) and (iv) with minimum limits of $2,000,000, and specifically including Contractor’s contractual liability.  If the performance of the Work requires the Contractor to furnish watercraft or aircraft, or involves provision or servicing of blowout preventers or other well control equipment, then the Excess Liability Insurance over that required in Paragraph 9(a) (iii) shall have minimum limits of $2,000,000 and shall specifically include Contractor’s contractual liability.

vi.                                   Physical Damage Insurance on Contractor’s supplies, materials, equipment, machinery and other property to the extent of its fair market value.

b.                                      The Operator shall be named as additional insured in each of Contractor’s policies, except for Physical Damage Insurance and Workers’ Compensation.

c.                                       All policies shall be endorsed to provide that underwriters and insurance companies of Contractor shall not have any right of subrogation against the Operator or their underwriters and insurance companies.

d.                                      Contractor shall furnish Certificates of Insurance to Operator and, upon request; Operator may examine true copies of the actual policies.  The Certificate shall provide that the insurance is in full force and effect and that it shall not be canceled or materially changed without thirty (30) days prior written notice.  All Certificates must contain reference to endorsements (i.e., additional insured, waiver of subrogation, etc.) required herein.  Renewal certificates must be provided prior to the expiration of existing coverages.

e.                                       Any and all deductibles in the above described insurance policies shall be assumed by, for the account of and at Contractor’s sole risk.

10.          RISK ALLOCATION AND INDEMNITY

a.                                       For purposes of this Agreement, the “Operator” shall be comprised of the directors, officers, employees, servants, agents, representatives and invitees of Operator and its parent, subsidiary and affiliate companies and the directors, officers, employees, servants, agents, representatives and invitees of contractors (other than Contractor) hired by Operator.

b.                                      For purposes of this Article, the “Contractor” shall be comprised of the directors, officers, employees, servants, agents, representatives and invitees of the Contractor and its affiliate companies and the directors, officers, employees, servants, agents, representatives and invitees of other contractors hired by Contractor.

c.                                       CONTRACTOR SHALL BE LIABLE FOR, AND HEREBY RELEASES, ALL CLAIMS AGAINST OPERATOR WITH RESPECT TO ALL LOSSES, COSTS, DAMAGES, EXPENSES AND LEGAL FEES WHICH CONTRACTOR MAY SUFFER, SUSTAIN, PAY OR INCUR DIRECTLY OR INDIRECTLY ARISING FROM OR ON ACCOUNT OF BODILY INJURY TO OR DEATH OF ANY PERSONS IN THE CONTRACTOR GROUP OR DAMAGE TO OR LOSS OF PROPERTY OWNED BY A MEMBER OF THE CONTRACTOR GROUP ARISING OUT OF OR RELATING TO THE AGREEMENT OR ANY CONTRACT.  IN ADDITION, CONTRACTOR SHALL DEFEND AND INDEMNIFY OPERATOR AGAINST ALL ACTIONS, PROCEEDINGS, CLAIMS, DEMANDS, LOSSES, COSTS, DAMAGES, EXPENSES AND LEGAL FEES WHATSOEVER WHICH MAY BE BROUGHT AGAINST OPERATOR OR WHICH OPERATOR MAY SUSTAIN, PAY, OR INCUR, DIRECTLY OR INDIRECTLY ON ACCOUNT OF (1) BODILY INJURY TO OR DEATH OF ANY PERSON IN THE CONTRACTOR GROUP, OR LOSS OF OR DAMAGE TO ANY PROPERTY OWNED BY A MEMBER OF THE CONTRACTOR GROUP OR (2) BODILY INJURY OR DEATH OF ANY PERSON OR LOSS OF OR DAMAGE TO ANY PROPERTY RESULTING FROM ANY NEGLIGENT ACT OR WILLFUL MISCONDUCT OF ANY PERSON WITHIN THE CONTRACTOR GROUP.

d.                                      EXCEPT AS OTHERWISE SPECIFIED HEREIN, THE LIABILITY, RELEASE AND INDEMNITY PROVISIONS CONTAINED IN THIS AGREEMENT SHALL APPLY NOTWITHSTANDING ANY BREACH OR ALLEGED BREACH OF THIS AGREEMENT OR ANY CONTRACT AND SHALL BE WITHOUT REGARD TO CAUSE OR CAUSES, INCLUDING WITHOUT LIMITATION PRE-EXISTING DEFECTS IN EQUIPMENT OR MATERIALS, THE NEGLIGENCE, WHETHER SOLE, CONCURRENT, ACTIVE, PASSIVE, PRIMARY OR SECONDARY, OF EITHER PARTY OR ANY OTHER PERSON INCLUDING WITHOUT LIMITATION THE PARTY OR PERSON BEING RELEASED OR INDEMNIFIED, OR OTHERWISE, STRICT LIABILITY OR THE UNSEAWORTHINESS OF ANY VESSEL INGRESS AND EGRESS, LOADING AND UNLOADING.

e.                                       THE LIABILITY AND INDEMNITY PROVISIONS OF THIS AGREEMENT AND ANY CONTRACT SHALL BE WITHOUT LIMIT AND INCLUDE THE OBLIGATION TO INDEMNIFY FOR ANY PUNITIVE DAMAGES WHICH MIGHT

BE AWARDED AND REASONABLE ATTORNEYS’ FEES AND COSTS INCURRED BY THE PARTY RECEIVING INDEMNIFICATION.  THE INDEMNITY OBLIGATION SHALL ALSO INCLUDE REASONABLE ATTORNEYS’ FEES AND COSTS INCURRED BY THE PREVAILING PARTY IN ANY ACTION TO ENFORCE THE INDEMNIFICATION AGREEMENT.  IF IT IS JUDICIALLY DETERMINED THAT THE MONETARY LIMITS OF THE INDEMNITIES VOLUNTARILY ASSUMED HEREUNDER (OR OF THE INSURANCE REQUIRED UNDER ARTICLE 9) EXCEED THE MAXIMUM LIMITS PERMITTED UNDER APPLICABLE LAW, IT IS AGREED THAT SAID INDEMNITIES OR INSURANCE REQUIREMENTS SHALL AUTOMATICALLY BE AMENDED TO CONFORM TO THE MAXIMUM MONETARY LIMITS PERMITTED UNDER SUCH LAW.

f.                                         NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES FROM OR ARISING OUT OF THIS AGREEMENT OR ANY CONTRACT ENTERED PURSUANT TO THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, LOSS OF PROFIT OR BUSINESS INTERRUPTIONS, HOWEVER SAME MAY BE CAUSED.

11.          TAXES

a.                                       Contractor agrees to pay all taxes, licenses, and fees levied or assessed on Contractor in connection with or incident to the performance of this Agreement by any governmental agency and unemployment compensation insurance, old age benefits, social security, or any other taxes upon the wages of Contractor, its agents, employees, and representatives. Contractor agrees to require the same agreements and be liable for any breach of such agreements by any of its contractors.

12.          LAWS, RULES AND REGULATIONS

a.                                       In the event any provision of this Agreement is inconsistent with or contrary to any applicable law, rule, or regulation, said provision shall be deemed to be modified to the extent required to comply with said law, rule or regulation, and this Agreement, as so modified, shall remain in full force and effect.

13.          FORCE MAJEURE

Except for the duty to make payments hereunder when due, and the indemnification provisions under this Contract, neither Operator nor Contractor shall be responsible to the other for any delay, damage or failure caused by or occasioned by a Force Majeure Event that is outside the control of the parties. As used in this Contract, “Force Majeure Event” includes: acts of God, floods, fire or other natural causes, riots, war, rebellion, sabotage, acts of terrorism, civil strife, acts of public enemies, and acts of governmental authorities whether federal, state or local.  Delays due to the above causes, or any of them, shall not be deemed to be a breach of or failure to perform under this Contract.

14.          DRUGS, ALCOHOL, AND FIREARMS

a.                                       To help ensure a safe, productive work environment, Operator prohibits the use, transportation and possession of firearms, drugs and/or controlled substances, drug paraphernalia and alcoholic beverages at the drilling locations.

15.          WORK SAFETY

a.                                       Contractor shall be solely responsible for the work safety and industrial hygiene of its employees.

b.                                      Contractor shall comply with all applicable health and safety standards, codes and regulations.

17.                               POLLUTION AND HAZARDOUS WASTE

a.                                       Contractor shall observe and comply with all laws, rules and regulations now or hereafter in effect whether federal, state or local, governing pollution and the generation and transportation of hazardous waste.

b.                                      Contractor shall assume all responsibility for (including control and removal of the pollutant or hazardous waste).

18.          CONFIDENTIALITY

Contractor shall treat as confidential and shall not divulge to any third party or make any unauthorized use or disclosure of confidential or proprietary information of Operator.

19.          APPLICABLE LAW AND DISPUTE RESOLUTION

            This Agreement or any Contract, each shall be governed by and interpreted in accordance with the laws of                             the State of Texas, without regard to its rules on conflict of laws.  In the event of a dispute arising out of or related to any indemnification provision(s) or obligation(s) in this Agreement or any Contract, the parties agree to submit such dispute to binding arbitration in accordance with the rules of the American Arbitration Association.  The place of arbitration shall be Dallas, Texas.  The number of arbitrators shall be three (3), and the arbitrators will apply the law chosen by the parties in this provision to apply to the dispute in question.

20.          NOTICES

Unless otherwise specifically provided, all notices and other communications provided for in this Agreement or any Contract hereunder shall be in writing and shall be delivered by hand to an authorized representative of the party to whom directed or shall be sent by certified mail, telefax, telex, telegram or cable, postage and charges prepaid, to the address of the party as designated in any Contract hereunder for matters relating to any specific Contract.

21.          TIME OF THE ESSENCE

Time is of the essence of this Agreement and of any Contract arising out of this Agreement.

22.          SEPARABILITY

The invalidity or unenforceability of any provision of this Agreement shall not impair the validity or enforceability of any other provision.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date above shown.

	OPERATOR		CONTRACTOR
	MEX TEX OPERATING COMPANY		APOLLO DRILLING COMPANY

By:		By:
	Mark L. Wiggins - President		Dennis G. McLaughlin, III.- Chairman and CEO